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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): April 29, 2003

AMERISTAR CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-22494	88-0304799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3773 Howard Hughes Parkway, Suite 490 South Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

(702) 567-7000
(Registrant’s telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP
99.1	April 29, 2003 Press Release of the Company announcing financial results for the first quarter of 2003

ITEM 9. REGULATION FD DISCLOSURE

The information contained in this Item 9 of this Current Report is also being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

On April 29, 2003, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 pursuant to Items 9 and 12 of Form 8-K. The press release disclosed material non-public information regarding the registrant’s results of operations for the first quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISTAR CASINOS, INC.

(Date)	April 30, 2003	By:	/s/ Peter C. Walsh

Peter C. Walsh
Senior Vice President and
General Counsel

Index of Exhibits

Exhibit	Description of Exhibit	Method of Filing

23.1	Consent of Deloitte & Touche LLP	Filed electronically herewith
99.1	April 29, 2003 Press Release of the Company	Filed electronically herewith